UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
November 2, 2007
Date of Report (Date of earliest event reported)
Greenfield Online, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50698	06-1440369
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
21 River Road
Wilton, CT 06897
(Address of Principal Executive Offices and Zip Code)
(203) 834-8585
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if changed since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure or Directors or Principal Officers; election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-17.1: PETER SOBILOFF RESIGNATION LETTER
EX-99.1: EARNINGS RELEASE
EX-99.2: PRESS RELEASE

Item 2.02. Results of Operations and Financial Condition.
     On November 7, 2007, Greenfield Online, Inc. (the “Company”) reported results of its operations for the three and nine months ended September 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.
     The information in Item 2.02 of this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 5.02. Departure or Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (b) Director Resignation
     Peter Sobiloff, the current Chairman of our board of directors, submitted his resignation from the board on November 2, 2007, effective as of December 31, 2007. Mr. Sobiloff has been a member of the board since May 2001. Mr. Sobiloff had no disagreements with regard to any of the Company’s operations, policies or practices. On November 2, 2007 the board of directors appointed Joel R. Mesznik, a current member of the board of directors, to assume the role of Chairman effective December 31, 2007 and the board intends to conduct a search to fill the vacancy created by Mr. Sobiloff’s resignation. Copies of Mr. Sobiloff’s resignation letter and a related press release are attached to this Current Report on Form 8K as Exhibits 17.1 and 99.2, respectively.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
17.1	Letter from Peter Sobiloff on resignation from the board of directors.

99.1	Earnings release for the period ended September 30, 2007 issued by Greenfield Online, Inc. on November 7, 2007.

99.2	Press release regarding resignation of Peter Sobiloff issued by Greenfield Online, Inc. on November 7, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENFIELD ONLINE, INC.
By:	/s/ Robert E. Bies
Robert E. Bies
Executive Vice President and Chief Financial Officer

Dated: November 7, 2007

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